HUSSMAN STRATEGIC DIVIDEND VALUE FUND

TICKER SYMBOL: HSDVX

The Fund seeks total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions. It pursues this objective by investing primarily in dividend-paying common stocks.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: FEBRUARY 1, 2012

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	4
What has been the Fund’s Performance History?	6
Management of the Fund	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Investment Objective, Strategies and Related Risks	8
Fund Management	15
How the Fund Values Its Shares	17
How to Buy Shares	18
How to Exchange Shares	23
How to Redeem Shares	24
Dividends, Distributions and Taxes	28
Privacy Notice	29
For More Information	Back Cover

Hussman Strategic Dividend Value Fund

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC DIVIDEND VALUE FUND (the “Fund”) seeks total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	1.25%(1)
Acquired Fund Fees and Expenses	0.02%(2)
Total Annual Fund Operating Expenses	2.27%
Less: Contractual Expense Limitation	(1.00%)(3)
Total Annual Fund Operating Expenses After Expense Limitation	1.27%

(1)	Other Expenses are based on estimated expenses for the current fiscal year assuming average daily net assets of $50 million.

(2)
Acquired Fund Fees and Expenses represent estimated fees and expenses to be incurred indirectly by the Fund during the current fiscal year on investments in other investment companies and pooled investment vehicles.

(3)
The investment manager has contractually agreed to defer its fee and/or to absorb or reimburse a portion of the Fund’s expenses until at least February 1, 2015 to the extent necessary to limit the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. Under the terms of this agreement, the investment manager may recover from the Fund fees it has deferred and expenses previously absorbed or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) to exceed the 1.25% limit.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 129	$ 403

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and may also result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in dividend-paying common stocks. It has the ability to vary its exposure to market fluctuations based on factors its investment manager believes are indicative of prevailing market return and risk characteristics.

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common stocks favored by Hussman Strategic Advisors, Inc., the Fund’s investment manager. The Fund’s portfolio will typically be fully invested in common stocks except for modest cash balances that arise due to the day-to-day management of the portfolio. When market conditions are unfavorable in the view of the investment manager, the Fund may use options and index futures to reduce its exposure to general market fluctuations.

In general, the stock selection approach of the investment manager focuses on securities having dividend yields that exceed the average dividend yield of stocks comprising the Standard & Poor’s 500 Index, coupled with consideration of additional measures of financial stability and favorable valuation. Measures of financial stability include the ability to sustain current dividend payments from earned net income, adequacy of working capital, ability to service debt from earned cash flows, stability of profit margins, and other factors. The primary consideration used in assessing a stock’s

2	Hussman Strategic Dividend Value Fund

Risk/Return Summary (continued)

valuation is the relationship between its current market price and the present value of expected future cash flows per share. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns.

The investment manager believes that market return/risk conditions differ significantly across varying market conditions. The two most important dimensions considered are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment manager evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to hold a fully invested position in dividend paying common stocks in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund to market fluctuations in environments where the expected return from market risk is believed to be unfavorable.

Specific strategies for reducing or “hedging” market exposure may include buying put options on individual stocks or stock indices, writing covered call options on stocks which the Fund owns or call options on stock indices, and establishing short futures positions or option combinations (simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment manager to be correlated with the Fund’s portfolio. The total notional value of the Fund’s hedge positions is not expected to exceed 50% of the value of stocks owned by the Fund. Because the Fund will not seek to hedge fully the market exposure of its portfolio, the total value of the Fund’s net assets will be impacted by general market fluctuations even in circumstances where the investment manager has determined it appropriate to hedge the portfolio (but to a lesser extent than if the portfolio were not hedged at all).

The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and the availability and liquidity of futures, options and other instruments (such as exchange traded funds) on such indices. The intent of the Fund’s hedging strategy is to reduce

3

Risk/Return Summary (continued)

the impact of general market fluctuations when stock market conditions generally are viewed by the investment manager as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owed by the Fund. These may include indices of U.S. stocks such as the Standard & Poor’s 500 Index.

The Fund expects to invest primarily in securities of U.S. issuers but may, from time to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. However, the Fund invests primarily in liquid stocks that are listed or trade on major U.S. or foreign securities exchanges or in the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of smaller companies.

Because the S&P 500 Index is perhaps the most widely recognized index of U.S. common stocks, as well as a widely used benchmark for long-term investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term performance. The Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions. As a result, the Fund’s investment returns may differ from the performance of major stock market indices, particularly over the short term.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The principal risks of the Fund are the risks generally associated with investing in stocks. Stock market movements will affect the Fund’s share price on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The market values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors’ perceptions of the company or the overall stock market and general economic conditions.

The success of the Fund’s investment strategy depends largely on the investment manager’s skill in assessing the potential for appreciation in value of the securities in which the Fund invests. Also, because the Fund’s exposure to market fluctuations will vary depending on the investment manager’s assessment of current stock market conditions, the investment return and share price of the Fund may fluctuate or deviate

4	Hussman Strategic Dividend Value Fund

Risk/Return Summary (continued)

from overall market returns to a greater degree than other funds that do not employ this strategy. This is known as “tracking risk.” For example, if the Fund has taken a defensive investment posture by hedging a portion of the exposure of its portfolio against the risk of price declines, and stock prices advance, the return to investors in the Fund will be lower than if the portfolio had not been hedged.

Because the Fund may invest in the securities of foreign companies and U.S. companies that conduct significant activities or have significant assets outside the U.S., an investment in the Fund involves greater risks than an investment in a mutual fund that does not invest in such companies. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs in foreign markets. Investments outside the U.S. may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Also, foreign markets can be more volatile than U.S. markets. Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its share price. As a result, the value of the Fund’s investment portfolio, and thus its share price, may be significantly affected on days when shareholders cannot buy or redeem shares of the Fund.

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

The techniques used by the investment manager to hedge the Fund’s portfolio are intended to reduce the impact of general market fluctuations on the Fund’s portfolio, but such techniques involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund’s stock investments and may have an unexpected or undesirable result, such as a loss or a reduction in gains. The Fund’s hedging positions are intended to provide a hedge against general movements in the stock market as they might impact the overall portfolio. However, the Fund does not invest solely in the securities included in any index or invest in industry sectors in the same proportion as such sectors may be represented in any index. In addition, the Fund does not intend to fully hedge its holdings of stocks. For these reasons, the hedging strategy used by the Fund does not eliminate market risk or provide complete

5

Risk/Return Summary (continued)

protection against adverse changes in the prices of individual securities or securities within particular industry sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying such options are unchanged.

Due to the investment techniques employed by the Fund and the types of securities in which it invests, the Fund is intended for long-term investors. The investment manager’s focus on dividend paying stocks having favorable valuations may cause the Fund to underperform other mutual funds if such stocks fall out of favor with the market.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The Fund is newly organized and therefore does not have a performance history for a full calendar year to report. After the Fund has returns for a full calendar year, this Prospectus will be updated to provide performance information which will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

6	Hussman Strategic Dividend Value Fund

Risk/Return Summary (continued)

MANAGEMENT OF THE FUND

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Managers

John P. Hussman, Ph.D. is the lead portfolio manager and William J. Hester, CFA, is the co-portfolio manager of the Fund, and they have been the Fund’s portfolio managers since its inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment – $1,000, except the minimum is $500 for an individual retirement account (“IRA”) or a gift to minors account.

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gift to minors account.

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for various services it provides to the Fund or to customers of the intermediary who invest in the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions. It pursues this objective by investing primarily in dividend-paying common stocks. The Fund is designed for investors seeking dividend income and capital appreciation from investments in dividend-paying stocks, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for stocks.

PORTFOLIO MANAGEMENT PROCESS

Security Selection

Stocks purchased by the Fund are chosen from the universe of all stocks traded on major U.S. or foreign securities exchanges or in the NASDAQ Stock Market. In general, the stock selection approach of the investment manager focuses on securities having dividend yields that exceed the average dividend yield of stocks comprising the Standard & Poor’s 500 Index, coupled with consideration of additional measures of financial stability and favorable valuation. Measures of financial stability include the ability to sustain current dividend payments from earned net income, adequacy of working capital, ability to service debt from earned cash flows, stability of profit margins, and other factors. The primary consideration used in assessing a stock’s valuation is the relationship between its current market price and the present value of expected future cash flows per share. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns.

Market Climate

Some risks are more rewarding than others. Rather than fully exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of major capital loss during conditions that have historically been unfavorable for common stocks. In market conditions which the investment manager identifies as involving high risk and low expected return, a portion of the market exposure of the Fund’s portfolio may be hedged by using stock index futures, options on stock indices or options on individual securities. The total notional value of the Fund’s hedge positions is not expected to exceed 50% of the value of stocks owned by the Fund. Because the Fund will not seek to hedge fully the market exposure of its portfolio, the total value of the Fund’s net assets will be impacted by general market fluctuations even in circumstances where the investment manager has determined it appropriate to hedge the portfolio (but to a lesser extent than if the portfolio were not hedged at all).

8	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The investment manager uses an ensemble of evidence to classify investment conditions, with “valuation” and “market action” being the most important considerations. Valuation considers the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment manager assesses market action by evaluating economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances. Thus, market action gauges aspects of market behavior well beyond obvious trends of major stock market indices and also considers extremes in the duration and extent of prevailing trends. For this reason, market action may be graded as positive even when major stock indices have recently declined, and conversely, may be graded as negative even when major stock indices have recently advanced.

Each unique combination of valuation, market action and other factors produces a specific “Market Climate,” with its own average historical characteristics of expected return and risk. The intent of the investment manager’s approach is not to “predict” market direction. All of the Market Climates defined by the investment manager may experience short-term returns which are both positive and negative. Rather, the intent of the approach is to classify prevailing investment conditions with those historical instances having the greatest similarity, and to accept those investment risks which are expected to be compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

The foregoing discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of risks associated with investing in the Fund, is provided below. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.) Because of the types of securities in which the Fund invests and the investment techniques the Fund uses,

9

Investment Objective, Strategies and Related Risks
(continued)

the Fund is designed for investors who are investing for the long term. The investment manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment manager in determining which securities to purchase and whether to hedge a portion of the market exposure of the Fund’s portfolio will be accurate or appropriate, and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

•
Common Stock Risks. Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund’s portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change drastically.

This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s portfolio securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock’s prices (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

•
Foreign Investment Risks. Because the Fund may invest in the securities of foreign companies and U.S. companies that conduct significant activities or have significant assets outside the U.S., an investment in the Fund involves greater risks than an investment in a mutual fund that does not invest in such companies. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs in foreign markets. Investments outside the U.S. may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Also, foreign markets can be more volatile than U.S. markets. Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its share price. As a result, the value of the Fund’s investment portfolio, and its share price, may be significantly affected on days when shareholders cannot buy or redeem shares of the Fund.

10	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

•
Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

•
Sector Risk. If the Fund emphasizes one or more industry sectors in its portfolio, it may be more susceptible to the financial, market or economic events generally affecting issuers within those sectors than funds that do not emphasize particular industry sectors. The less the Fund diversifies across sectors, the greater the potential for risks of loss and volatility.

•
Exchange Traded Funds. The Fund may invest in shares of exchange traded funds (“ETFs”) and similar investment vehicles if the investment manager chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares in which the Fund generally invests are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and that typically hold a portfolio of common stocks designed to track the performance of a particular index. Similar investment vehicles in which the Fund invests that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investment in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETFs held by the Fund, and also involve the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its net asset value; (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets; (4) trading of shares may be halted if the listing exchange deems such action appropriate; and (5) the shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may temporarily halt trading.

11

Investment Objective, Strategies and Related Risks
(continued)

The investment manager may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts—to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposure. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or stock index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options.

•
Short Sales of ETFs. The Fund effects short sales of ETF shares and similar investment vehicles solely for hedging purposes. However, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

•
Derivative Instruments. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on individual securities and shares of ETFs (and similar investment vehicles). These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities.

A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund will be to hedge the Fund’s stock portfolio against potential market declines. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

12	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to purchase call options on stocks which the Fund seeks to own, or on stock indices or ETFs to which the Fund seeks market exposure, and to write call options on stocks or ETFs which are owned by the Fund but are not expected to advance significantly over the short term. Call options may also be written on stock indices or on ETFs for the purpose of hedging market risk. The Fund may purchase put options on stock indices or ETFs for the purpose of hedging market risk, and may write put options on stocks as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.

The Fund adheres to specific limitations on its use of derivatives and other hedging strategies, including short sales of shares of ETFs. The notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares and all other instruments used for hedging is not expected to exceed 50% of the aggregate value of the equity securities owned by the Fund.

The percentage limitations on the use of derivative instruments set forth above applies at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of the Fund will not constitute a violation of such limitations. For purposes of this limitation, the notional value of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.

Derivative instruments can be volatile and the potential loss to the Fund may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

13

Investment Objective, Strategies and Related Risks
(continued)

All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation (“OCC”). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members’ accounts to the extent specified in the OCC’s rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment manager believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund’s options were “in-the-money,” which rarely represents more than a small percentage of the value of the Fund’s net assets.

•
Temporary and Defensive Investments. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and shares of money market mutual funds, or it may hold cash. The Fund will not be pursuing its normal investment strategies in these circumstances. The Fund may also hold these investments for liquidity purposes.

•
Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of the shareholders, in particular because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

14	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

Fund Management

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Hussman Strategic Advisors, Inc., 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $8.5 billion in assets as of December 31, 2011.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and portfolio manager of the Fund. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

William J. Hester, CFA, is a Senior Research Analyst of Hussman Strategic Advisors and is the co-portfolio manager of the Fund. He joined Hussman Strategic Advisors in 2003, and has over 20 years of experience in financial analysis and investment research.

The portfolio managers collaborate in research, market analysis and security selection for the Fund. Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares. Although Dr. Hussman is not the sole portfolio manager of the Fund, his knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 1.00% of the first $1 billion of average daily net assets of the Fund, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion, less any fee deferrals.

15

Fund Management (continued)

Hussman Strategic Advisors has agreed, until at least February 1, 2015, to defer its investment advisory fees and/or to absorb or reimburse Fund expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 1.25% of the Fund’s average daily net assets. Any such fee deferrals by Hussman Strategic Advisors through February 1, 2015 or thereafter, or payments by Hussman Strategic Advisors of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed the 1.25% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

A discussion regarding the basis for approval by the Board of Trustees of the Fund’s investment advisory agreement with Hussman Strategic Advisors will be available in the Fund’s annual report for the fiscal year ending June 30, 2012.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Strategic Advisors, Ultimus and other service providers to the Fund.

16	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities and other investments at their current market values determined on the basis of market quotations, or, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, at their fair values as determined under procedures approved by the Board of Trustees.

To the extent the Fund invests in shares of other open-end investment companies registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those shares is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions and exchanges of Fund shares may be subject to a redemption fee (see “How to Redeem Shares” for details).

17

How to Buy Shares

The Fund is a no-load Fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to Hussman Strategic Dividend Value Fund.

•	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic Dividend Value Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

18	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

US Bank NA
ABA # 042000013
Attention: Hussman Strategic Dividend Value Fund
Credit Account # 821663168
Account Name _________________
For Account # _________________

An order is considered received when US Bank NA, the Fund’s custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

19

How to Buy Shares (continued)

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:

•
By sending a check, made payable to Hussman Strategic Dividend Value Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

•	By wire of federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

•	Through your brokerage firm or other financial institution.

•	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

20	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

21

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse affect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

22	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

How to Exchange Shares

Shares of the Fund and shares of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the fund from which the exchange is to be made

•	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

23

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. You may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

24	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

How to Redeem Shares (continued)

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as permitted by the 1940 Act or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when

25

How to Redeem Shares (continued)

shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

26	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

How to Redeem Shares (continued)

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

27

Dividends, Distributions and Taxes

Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

28	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

PRIVACY NOTICE

FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

29

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The Hussman Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Hussman Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Hussman Strategic Advisors, Inc., the investment adviser to The Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Hussman Funds don’t jointly market.

30	Hussman Strategic Dividend Value Fund	(800) HUSSMAN

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, 19th Floor
Cincinnati, Ohio 45202

LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

CUSTODIAN
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the lead portfolio manager of Hussman Strategic Dividend Value Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

William J. Hester, CFA, is a Senior Research Analyst at Hussman Strategic Advisors, Inc. and the co-portfolio manager of Hussman Strategic Dividend Value Fund. Prior to joining Hussman Strategic Advisors in 2003, Mr. Hester worked for Bloomberg L.P. where he was a member of the company’s Analytics Desk and a Markets Editor for Bloomberg Magazine. Mr. Hester has over 20 years of experience in financial analysis and investment research. He holds a B.S. in Economics from Rider University, a M.S. in Finance from the Johns Hopkins Carey Business School and is a Chartered Financial Analyst.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

• Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s first annual report will be available within 60 days following its fiscal year ending June 30, 2012.

• Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

TICKER SYMBOL: HSDVX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

February 1, 2012

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Dividend Value Fund dated February 1, 2012, which may be supplemented from time to time.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	14
SPECIAL SHAREHOLDER SERVICES	15
MANAGEMENT OF THE TRUST	16
INVESTMENT ADVISER	23
PORTFOLIO TRANSACTIONS	25
OTHER SERVICE PROVIDERS	26
GENERAL INFORMATION	29
ADDITIONAL TAX INFORMATION	32
PERFORMANCE INFORMATION	36
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	39

STATEMENT OF ADDITIONAL INFORMATION

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers four diversified investment portfolios, Hussman Strategic Dividend Value Fund, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund.  This Statement of Additional Information applies only to Hussman Strategic Dividend Value Fund (the “Fund”).  For information on Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, please call 1-800-487-7626.  The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Additional Information on Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

Derivative Instruments

As discussed in the Prospectus, the Fund may engage in certain transactions in derivative instruments, including options and futures contracts and options on futures contracts.  The specific transactions in which the Fund may engage are noted and described in the Prospectus.  The discussion below provides additional information regarding the use of certain derivative instruments.

Regulatory Matters.  The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities.  Additionally, the Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations in the trading of over-the-counter derivatives and swaps.  The full effect of this and future legislation is not yet known.

Futures and Options Transactions.  The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests.  For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities.  To the extent that there is a correlation between the Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities.  Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline.  The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock.  The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell.  At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund’s portfolio to supplement the Fund’s income and enhance total returns.  The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole.  The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option.  A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option.  Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily).  A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date.  An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option.  The Fund may terminate its obligations under a call option by purchasing an option identical to the one written.  Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options.  Writing covered call options may reduce the Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

Stock Index Futures Characteristics.  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract.  Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable.  In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline.  If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

Risks of Derivative Instruments Generally.  The purchase and sale of derivative instruments, including options and futures contracts and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund’s portfolio of investments.  While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used.  It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets.  In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance.  The Fund’s current policy is to limit options and futures transactions to those described above.  The Fund may purchase and write only exchange traded options.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is the Fund’s policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.  The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment manager, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Limitations on Use of Derivatives.  The total notional value of all of the Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed 50% of the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a partially hedged position in which the size of short exposures are equal to 50% of the size of long exposures.  For purposes of these limitations, the “notional value” of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.  The combination of a long put position and a short call option is counted as a single option position.  The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated.  Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under these limitations.  Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Foreign Securities

The Fund may invest in foreign securities, including those traded domestically as American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities present special considerations not typically associated with investments in domestic securities.  Foreign governments may impose potentially confiscatory withholding or other taxes, thereby reducing the amount of income and capital gains available to distribute to shareholders.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be less comprehensive or stringent accounting, auditing and financial reporting standards or a lack of uniformity with respect to such standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Other risks include possible delays in the settlement of transactions or in the payment of income.  Brokerage commissions, custodial fees and other fees are also generally higher for non-U.S. securities.  Certain countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.

The Fund may invest a portion of its assets in emerging markets.  An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights.  Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.  A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices.  In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events, such as recent instability in the Middle East and North Africa, such as the overthrow of autocracies in Tunisia and Egypt and popular unrest in Bahrain, Yemen and Syria, may disrupt securities markets and adversely affect global economies and markets generally.  War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events, as well as other changes in foreign and domestic political and economic conditions, such as the sovereign debt crisis beginning in the fall of 2009 that led to, among other things, the implementation of sweeping austerity measures in Portugal, Greece and Spain and other countries in Europe and mass labor protests, could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.  At such times, the Fund’s exposure to the risks described elsewhere in this Statement of Additional Information and in the Fund’s Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding.  Borrowing involves the creation of a liability that requires the Fund to pay interest.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  These investments may be used for hedging purposes or to seek to increase total return.  Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment.  Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

       Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including:  (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.  The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs.  A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price.  If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction.  Conversely, if the price of the shares sold short increases, the Fund will realize a loss.  The amount of this loss, in theory, is unlimited, because there is no limit on the possible increase in market price of the securities sold short.  If the Fund effects short sales of ETFs it may offset short positions with long positions in individual equity securities to limit the potential loss in the event of an increase in market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses.  Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses.  The investment manager will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, substantially all of their assets are invested in securities in various securities indices or a particular segment of a securities index.  Most ETFs are listed and traded on the American Stock Exchange (“AMEX”).  The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the AMEX.  ETFs may trade at relatively modest discounts or premiums to net asset value.  Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged.  There is also a risk that ETFs in which the Fund invests may terminate their operations and liquidate due to extraordinary events.  For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider.  ETFs may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names.  If these licenses are terminated an ETF may terminate its operations and liquidate.  In the event the foregoing substantial market or other disruptions or extraordinary events affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected.  If such events were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments).  The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate “long” exposure relating to these investment positions would exceed 25% of the Fund’s net assets.  If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the investment manager will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.  The Fund generally does not purchase shares of “actively managed” ETFs.  Since the ETFs in which the Fund invests generally are unmanaged, the Fund is subject to the risk that such ETFs will not attempt to take defensive positions in volatile or declining markets.

Money Market Mutual Funds

During periods of adverse market or economic conditions, or for liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds.  The Fund will incur additional expenses due to the duplication of fees and other costs to the extent it invests in shares of money market mutual funds.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.  The Fund may invest in commercial paper rated in the highest rating category by any Nationally Recognized Statistical Rating Organization (“NRSRO”).

Illiquid Securities

The Fund typically does not purchase illiquid securities.  However, certain securities purchased by the Fund may become illiquid.  To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets.  Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable.  The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund.  Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities.  During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities.  The investment manager will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments.  Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements.  Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.  The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest).  If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller.  However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action.  Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending of Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  The Fund must receive 100% collateral in the form of cash or U.S. government securities.  This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities.  Loans are subject to termination by the Fund or the borrower at any time.  While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment.  In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Investment Restrictions

The Fund’s investment objective may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares.  In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.
Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33?% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.
Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33?% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.
Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.
Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities.  Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies.  High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.  The investment manager anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading.  Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities, other than options, listed on the NYSE or other U.S. exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price or, if there are no sales on that day, at the mean of the closing bid and asked prices.  Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees.  As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities.  Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplies by an independent pricing quotation service.

Pursuant to procedures adopted by the Board of Trustees, options traded on a U.S. securities exchange are valued at prices between the closing bid and ask prices determined by the investment manager to most closely reflect market value as of the time of computation of net asset value.  Options not traded on a U.S. securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.  Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price or, if not available, at the mean of the bid and ask prices as of the close of such commodities exchanges.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices.  Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.  Debt securities with remaining maturities of 60 days or less are valued at amortized cost, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the investment manager to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the investment manager in accordance with procedures adopted by the Board of Trustees.  Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis.  Shares of the Fund are sold and redeemed based on their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.  A fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund.  In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined.  If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the first and/or the fifteenth day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Fund.  However, shareholders participating in the plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder.  Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days’ written notice.  A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic Dividend Value Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex*** Overseen by Trustee

Interested Trustee:

*John P. Hussman Ph.D. (age 49) 5136 Dorsey Hall Drive Ellicott City, Maryland 21042	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Strategic Advisors, Inc.	4

Independent Trustees:

David C. Anderson (age 61) 1144 Lake Street Oak Park, Illinois 60301	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	4

Nelson F. Freeburg, Jr. (age 60) 9320 Grove Park Cove Germantown, Tennessee 38139	Since June 2000	Trustee	President and Owner of Formula Research, Inc. (financial newsletter publisher); owner of Chicksaw Land & Investment Company	4

William H. Vanover (age 64) 36800 Woodward Avenue, Suite 200 Bloomfield Hills, Michigan 48304	Since June 2000	Trustee	Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd. (registered investment adviser)****	4

Executive Officers:

Robert G. Dorsey (age 54) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Mark J. Seger (age 50) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 55) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

*	John P. Hussman, Ph.D., as an affiliated person of Hussman Strategic Advisors, Inc. (the “Adviser”), is an “interested person” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act.

**	None of the Trustees are directors of public companies.

***	The Fund Complex consists of the Fund, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund.

****	If deemed an appropriate investment for a particular client, Planning Alternatives, Ltd. may recommend that such client invest in shares of the Fund.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2010.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	None	Over $100,000
Independent Trustees:
David C. Anderson	None	Over $100,000
Nelson F. Freeburg, Jr.	None	$10,001 – $50,000
William H. Vanover	None	Over $100,000

Trustee Compensation.  No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust, except the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with the Adviser or the Distributor.  Each Trustee who is not an affiliated person of the Adviser receives from the Trust an annual retainer of $60,000, payable quarterly; a fee of $15,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $20,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephonic meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during the fiscal year ended June 30, 2011 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees**
John P. Hussman, Ph.D.*	None	None	None	None
David C. Anderson	None	None	None	$ 69,000
Nelson F. Freeburg, Jr.	None	None	None	$ 69,000
William H. Vanover	None	None	None	$ 69,000

*	Interested person of the Trust as defined by the 1940 Act.

**
The Trust is comprised of four series, including the Fund, which constitutes the “Fund Complex.”  Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, the other series of the Trust.  Trustee fees are split equally among the four series of the Fund Complex.

Leadership Structure and Qualifications of Trustees

Board of Trustees.   The Board of Trustees is responsible for oversight of the Funds.  The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets in person at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year.  The Independent Trustees also regularly meet without the presence of any representatives of management.  The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D.  Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser.  Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers.  As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee.  It was determined by the Board that, due to the Board’s size (four Trustees), the size of the fund complex (four Funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust, it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee.  The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees.   The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Nelson F. Freeburg, Jr. and William H. Vanover.  Each member of the Nominating Committee and the Audit Committee is an Independent Trustee.  The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board.  The Nominating Committee did not meet during the fiscal year ended June 30, 2011.  The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate.  In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Funds.  David C. Anderson serves as the Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the

Independent Trustees and management with respect to the matters overseen by the Audit Committee.  During the fiscal year ended June 30, 2011, the Audit Committee met three times.

Qualifications of the Trustees.  The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contribute to good governance for the Trust.

Each Trustee has been serving in such capacity for more than 10 years.  During this period each Trustee has participated in regular and, on occasion, special Board meetings.  Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Funds and their shareholders.  Through their years of service on the Board, each Trustee has developed a thorough understanding of his role and responsibilities to the Funds and their shareholders.  For example, the Trustees review the Funds’ financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm.  The Trustees also monitor certain quarterly activities of the Funds, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading.  The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Funds.

•
Dr. John P. Hussman, Ph.D is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Fund, and currently serves as President of the firm. Dr. Hussman holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa.  Dr. Hussman was previously a professor of economics and international finance at the University of Michigan.  His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications.   Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s.  In 1988, he began publishing investment research and in 1993 he became active in portfolio management.  The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•
Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association.  Mr. Anderson has substantial experience in computer applications and investment research and analysis.  Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures valuation modeling and arbitrage analysis.  His research included the fundamental and technical analysis of stocks, options, precious metals and grains.  The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•
Mr. Nelson F. Freeburg, Jr. is the President and owner of Formula Research, Inc., a financial newsletter publisher.  Formula Research, Inc. publishes formula spreadsheets for many well-known timing models used for mutual fund and stock trading and has been in publication for over a decade.  Mr. Freeburg is a nationally recognized expert in the development of disciplined and quantitative trading systems.  He has published many articles and reviews in leading trading periodicals and speaks widely on investment matters throughout the United States, Asia, Europe and Russia.  The Board has concluded that Mr. Freeburg is qualified to serve as a Trustee because of his expertise on the subjects of quantitative trading systems and investment analysis, as well as his business experience generally.

•
Mr. William H. Vanover, CFP®, CLU®, is the co-founder, Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd., a personal financial planning and investment management firm with approximately $450 million under management.  Mr. Vanover has been in the financial services industry since 1973 and specializes in investment counseling and retirement planning.  He is a Certified Financial Planner™ and Chartered Life Underwriter.  Mr. Vanover was one of the early adherents to the financial planning movement, obtaining his CFP® designation in 1979.  Mr. Vanover is a past president of the Michigan Society of the Institute of Certified Financial Planning.  The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service.  Furthermore, each Trustee came to the Board with a strong and diverse business background.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight.   The Fund is subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser.  The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse affects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and revising as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the Independent Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures.  The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees.  The Chief Compliance Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and how these procedures are designed to mitigate risk.  Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.
Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees.   In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee will consider a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees.  The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership.  The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee.  In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate.  The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

       Hussman Strategic Advisors, Inc. (the “Adviser”), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of February 1, 2012 (the “Advisory Agreement”).  The Adviser, founded in March 1989, is a registered investment adviser that manages more than $8.5 billion in assets as of December 31, 2011.  John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser.  As an affiliate of the Adviser and the Fund, Dr. Hussman may directly or indirectly receive benefits from the advisory fee paid to the Adviser.

Subject to the Fund’s investment objectives and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program.  For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 1% of the first $1 billion of average daily net assets of the Fund, 0.095% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion, less any fee deferrals.

The Adviser has contractually agreed to reduce its advisory fees or to absorb the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average daily net assets.  This Expense Limitation Agreement remains in effect until at least February 1, 2015.  Any fee reductions or expense reimbursements by the Adviser, either before or after February 1, 2015, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2013, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose.  The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser.  The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The Fund’s lead portfolio manager is John P. Hussman, Ph.D.  William J. Hester, CFA, a Senior Research Analyst of the Adviser, is the co-portfolio manager of the Fund.

Other Accounts Managed (as of June 30, 2011)

Dr. Hussman is also responsible for the day-to-day management of Hussman Strategic Growth Fund (the “Growth Fund”), Hussman Strategic Total Return Fund (the “Total Return Fund”) and Hussman Strategic International Fund (the “International Fund”), three other series of the Trust.  Mr. Hester is also the co-portfolio manager of the International Fund.  As of the date of this Statement of Additional Information, the Fund, the Growth Fund, the Total Return Fund and the International Fund are the Adviser’s only investment advisory clients.  Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation.  Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Growth Fund, the Total Return Fund and the International Fund and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance

John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 0 0	$8,048,580,495 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

William J. Hester, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$65,225,596 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers managing, in addition to the Fund, the Growth Fund, the Total Return Fund and the International Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Growth Fund, the Total Return Fund and/or the International Fund.  In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund, the Total Return Fund and/or the International Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series.  The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the

Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser.  The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Growth Fund, the Total Return Fund and the International Fund.  However, compensation is not directly based upon the Fund’s performance or the value of the Fund’s assets.

Compensation of Mr. Hester consists of a fixed salary plus a bonus from the Adviser, as determined by Dr. Hussman in his sole discretion.

Ownership of Fund Shares

Because the Fund has not commenced operations as of the date of this Statement of Additional Information, neither Dr. Hussman nor Mr. Hester owns any shares of the Fund.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.  Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter markets are generally principal transactions with dealers.  With respect to the over-the-counter markets, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser.  Any other account may also invest in the securities in which the Fund invests.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account.  In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--
determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gains distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; and 0.025% of such assets over $5 billion; subject, however, to a minimum fee of $2,000 per month.  The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month.  The fees described in this paragraph will be discounted by 50% during the first six months of the Fund’s operations and will be discounted by 20% during the second six months of the Fund’s operations.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2012.  The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, the Trust pays Ultimus a base fee of $18,000 per annum, plus an asset-based fee computed at annual rates of 0.005% of the average value of the Trust’s aggregate daily net assets from $100 million to $500 million, 0.0025% of such assets from $500 million to $1 billion and 0.00125% of such assets over $1 billion.  The Fund pays its proportionate share of such fee along with the other series of the Trust.  In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Custodian

US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Trust pursuant to a Custody Agreement.  Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2012.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000.  The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved upon liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions.  Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  These policies and procedures are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•
Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•
Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

•
The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditors and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities.  Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code.  Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.  If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals (as discussed below).

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:  (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimus exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments.  Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Under current law, such dividends are scheduled to be taxed at ordinary income rates starting in 2013.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of a dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Fund in certain options, futures contracts and options on futures contracts are “section 1256 contracts.”  Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses.  Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value.  When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.  The use of section 1256 contracts may require the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear.  The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.  The Fund may make one or more of the elections available under the Code which are applicable to straddles.  If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.  If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met.  In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes.  Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.  A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property).  Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gain from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders.  No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation.  In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.  This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports.  Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations.  Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions.  Consequently, total return will fluctuate and is not necessarily representative of future results.  Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash.  Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor’s, Barclays Capital, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index.  Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:  (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.  The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating.  Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively:  Lowest, Below Average, Neutral, Above Average and Highest.

APPENDIX A

Hussman Investment Trust and
Hussman Strategic Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests.  The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust.  The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility.  The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate.  However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent.  In addition, key board committees – particularly audit committees – should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors.  The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA):  after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital).  In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value).  Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company.  While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility.  Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible.  The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies.  The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).  The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.  In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee.  The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.  The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies.  Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.